EXHIBIT 10.10

                             [BIONEUTRAL LETTERHEAD]

February 3, 2004

SEARCHHELP, INC.
1055 Stewart Avenue, Suite 12
Bethpage, New York 11714

Dear Mr. Bozsnyak.

         We understand that you are entering into an agreement with Environmental Commercial Technology Corp ("ETS"), whereby you would acquire a participation interest in certain ETS's revenues potentially arising from sales by ETS of the proprietary formulation known as HTPA. You have provided us with a copy of the foregoing Participation Agreement.

This will confirm to you the following:

1. ETS's rights to HTPA are set forth in an AGREEMENT TO SUPPLY AND ALLOW DISTRIBUTION OF PRODUCT dated February 3, 2004 (the "LDA").

2. Bioneutral Laboratories Corporation USA ("Bioneutral") represents and warrants that it has sufficient rights and authority to enter into the LDA and this letter agreement and to fulfill its obligations under each of them. Bioneutral consents to ETS' entry into the Participation Agreement. Furthermore, Bioneutral undertakes and agrees to notify you of any amendment or modification of its exclusive license with Bioneutral Laboratories Corporation (Worldwide) Limited, a New Zealand corporation, pursuant to which Bioneutral was granted certain rights with respect to HTPA, if such amendment or modification affects the LDA.

3. As of the date hereof the LDA remains in force and ETS is not currently in breach thereof.

4. In the event (a) that the LDA were to be terminated for any reason during the term of your Participation Agreement, and (b) you are not at such time in material violation of the Participation Agreement, then Bioneutral agrees that it will grant you a participation interest (on terms substantially identical to the terms of the Participation Agreement) such that you shall receive the same economic benefits that you are then receiving under the Participation Agreement. Nothing herein is intended to or shall have the effect of affording you greater rights or revenues than you are otherwise entitled to from ETS pursuant to the terms of the Participation Agreement. Bioneutral is entering into this agreement solely as an accommodation and not as a guarantor, surety or agent of ETS. Without limitation of the foregoing, you acknowledge that Bioneutral is not liable or responsible for any debts, promises, actions or obligations of ETS.

5.     In  consideration  for the  foregoing,  you  hereby  agree  to  issue  to
Bioneutral:

       (a)    1,725,000   presently   unregistered   shares  (the  "Shares")  of
SearchHelp common stock, par value $.0001 ("Common Stock"), and

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       (b)    a warrant (the "Bioneutral Warrant"),  in the form attached hereto as Exhibit A, to purchase 1,725,000 presently unregistered shares (the "Warrant Shares") of SearchHelp Common Stock, at an exercise price of $.33 per share (or such exercise price as may result as a consequence of any adjustment thereto as set forth herein or in the Bioneutral Warrant) (the "Exercise Price"),. The right to purchase the presently unregistered Warrant Shares pursuant to the Bioneutral Warrant will vest immediately and be exercisable through June 30, 2010. The Bioneutral Warrant will not be registered under the Securities Act of 1933, as amended (the "Securities Act").

6.     REGISTRATION. On or before June 30, 2004, you will cause
       ------------

             (i) the presently unregistered Shares referred to in paragraph 5(a) above; and

             (ii) the presently unregistered Warrant Shares that are being conveyed by you to Bioneutral pursuant paragraph 5(b) above; and

             (iii) all of the presently unregistered shares of SearchHelp Common Stock which may be acquired upon the exercise of the ETS Warrant (as that term is defined in the Participation Agreement) and;

             (iv) the 575,000 presently unregistered shares of SearchHelp Common Stock which are being conveyed to ETS pursuant to the Participation Agreement to be registered under the Securities Act ("Registration Statement"). You covenant that you shall maintain the effectiveness of the foregoing Registration Statement until (x) the closing bid price of the Common Stock, as reported by the principal market on which such Common Stock trades, has been equal to or exceeded $1.00 on at least ninety percent (90%) of the trading days within any period of six consecutive months, or (y) all of the shares registered under such Registration Statement have been sold, whichever is earlier. In the event that the Registration Statement does not become effective within the following time frames then the Exercise Price shall be decreased for the unexercised portion of the Warrant Shares as follows:


--------------------------------------------------------------------------------
REGISTRATION STATEMENT NOT EFFECTIVE:                     EXERCISE PRICE
--------------------------------------------------------------------------------

On or before September 1, 2004                                   $.32
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On or before October 1, 2004                                     $.31
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On or before November 1, 2004                                    $.30
--------------------------------------------------------------------------------

On or before December 1, 2004                                    $.28
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On or before January 1, 2005                                     $.27
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On or before February 1, 2005                                    $.23
--------------------------------------------------------------------------------

On or before March 1, 2005                                       $.21
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On or before April 1, 2005                                       $.19
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On or before May 1, 2005                                         $.17
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On or before June 1, 2005                                        $.15
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On or before July 1, 2005                                        $.13
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On or before August 1, 2005                                      $.11
--------------------------------------------------------------------------------

On or before September 1, 2005                                   $.09
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On or before October 1, 2005                                     $.07
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On or before November 1, 2005                                    $.05
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On or before December 1, 2005                                    $.03
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On or before January 1, 2006                                     $.01
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       In the event that the  effectiveness  of the  Registration  Statement  is delayed in order to respond to a comment letter from the Securities and Exchange Commission (the "SEC") containing substantive comments relating solely to ETS or Bioneutral, Bioneutral shall cooperate with you in the preparation of the response and the lowering of the Exercise Price as set forth above shall be delayed for the period from the receipt of such comment letter by you until all of such comments have been resolved to the satisfaction of the SEC.

       In the event that the Participation  Agreement is terminated  pursuant to
Section 6A thereof or this Agreement is terminated pursuant to Section 7 below, the foregoing registration rights provisions shall be of no further force and effect; provided that the Exercise Price for the shares that may be acquired pursuant to the Bioneutral Warrant shall remain fixed at the price in effect at the time of such termination, as determined by the schedule set forth above.

       In the event that the Participation Agreement is terminated by ETS pursuant to Section 3.2 thereof, Bioneutral shall return 862,500 Shares or, to the extent that 862,500 Shares are not then in Bioneutral's possession, fifteen cents ($0.15) for each such Share that is no longer in Bioneutral's possession.

6A.    In the event that the Participation  Agreement is terminated  pursuant to
Section 6A thereof, this Agreement shall also terminate and Bioneutral shall promptly return to SearchHelp any Shares received by Bioneutral pursuant to
Section 5(a) above that remain in Bioneutral's possession and shall pay to SearchHelp fifteen cents ($0.15) for each such Share that is no longer in Bioneutral's possession.

7. In addition to the lowering of the Exercise Price as set forth above, in the event the Registration Statement shall not become effective on or before

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January 1, 2005,  Bioneutral may at any time thereafter terminate this Agreement and within ten (10) days of such termination, return the Bioneutral Warrant to you.

8. The expiration of the Bioneutral Warrant shall automatically be extended such that it shall not expire until six years after the effective date of the Registration Statement; provided that such expiration shall be further extended for an additional number of days equal to the actual number of days, if any, after such effective date, that Bioneutral is not permitted to sell such registered securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason.

9. As an inducement to Bioneutral to enter into this Agreement and to consummate the transactions contemplated hereby, SearchHelp represents and warrants to Bioneutral that each of the following statements is true on the date of this Agreement and at the Closing under the Participation Agreement.

       (a)      ORGANIZATION, POWER, AUTHORITY AND GOOD STANDING.
                ------------------------------------------------

                    (i) SearchHelp is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority (corporate and otherwise) to own, lease and operate its assets and properties and to carry on its business as presently conducted.

                    (ii) SearchHelp is duly qualified and in good standing to transact business as a foreign person wherever the conduct of its business requires.

       (b)      AUTHORIZATION, EXECUTION AND ENFORCEABILITY.  SearchHelp has all
                -------------------------------------------
requisite power and authority to execute, deliver and perform its obligations under this Agreement and all other agreements, documents and instruments related to any of the transactions contemplated by this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by SearchHelp of this Agreement and all such documents to which it is or will be a party, and the performance by SearchHelp of its respective obligations hereunder and thereunder have been duly and validly authorized by all requisite action on the part of SearchHelp, and this Agreement and each other document to which SearchHelp is or will be a party has been, or upon the execution thereof will be, duly and validly executed and delivered by SearchHelp, and constitutes, or upon its execution and delivery will constitute, a valid and binding obligation of SearchHelp, enforceable against SearchHelp in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforceability of creditors' rights generally and to general equity principles.

       (c)      ISSUANCE.  The  issuance of the Shares has been duly and validly
                --------
authorized by all necessary corporate and shareholder action and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of SearchHelp. The issuance of the Warrant Shares has been duly and validly authorized by all necessary corporate and shareholder action and, when issued and paid for pursuant to the terms of the Bioneutral Warrants, will be validly issued, fully paid and non-assessable shares of Common Stock of SearchHelp.

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       (d)      CONSENTS.  All consents and approvals required to be obtained or
                --------
provided  by  SearchHelp  in  connection   with  the  execution,   delivery  and
performance by SearchHelp of this Agreement have been obtained and delivered to Bioneutral.

       (e)      NO UNTRUE  STATEMENTS.  No statement by SearchHelp  contained in
                ---------------------
this Agreement or in SearchHelp's periodic reports filed with the SEC contains any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein contained not misleading.

       (f)      NO OTHER  REPRESENTATIONS.  SearchHelp  makes no  representation
                -------------------------
about its company, business or stock price, except for statements contained in its filings with the SEC.

10. As an inducement to SearchHelp to enter into this Agreement and to consummate the transactions contemplated hereby, Bioneutral represents and warrants to SearchHelp that each of the following statements is true on the date of this Agreement:

       (a)      ORGANIZATION, POWER, AUTHORITY AND GOOD STANDING.
                ------------------------------------------------

                    (i) Bioneutral is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority (corporate and otherwise) to own, lease and operate its assets and properties and to carry on its business as presently conducted.

                    (ii) Bioneutral is duly qualified and in good standing to transact business as a foreign person wherever the conduct of its business requires.

       (b)      AUTHORIZATION, EXECUTION AND ENFORCEABILITY.  Bioneutral has all
                -------------------------------------------
requisite power and authority to execute, deliver and perform its obligations under this Agreement and all other agreements, documents and instruments related to any of the transactions contemplated by this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Bioneutral of this Agreement and all such documents to which it is or will be a party, and the performance by Bioneutral of its respective obligations hereunder and thereunder have been duly and validly authorized by all requisite action on the part of Bioneutral, and this Agreement and each other document to which Bioneutral is or will be a party has been, or upon the execution thereof will be, duly and validly executed and delivered by Bioneutral, and constitutes, or upon its execution and delivery will constitute, a valid and binding obligation of Bioneutral, enforceable against Bioneutral in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforceability of creditors' rights generally and to general equity principles.

       (c)      CONSENTS.  All consents and approvals required to be obtained or
                --------
provided by Bioneutral in connection with the execution, delivery and performance by Bioneutral of this Agreement have been obtained and delivered to SearchHelp.

       (d)      NO OTHER REPRESENTATIONS.  Except as expressly set forth herein,
                ------------------------
Bioneutral has made no other representation about HTPA, its company or its business.

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       (e)      NO UNTRUE  STATEMENTS.  No statement by Bioneutral  contained in
                ---------------------
this Agreement contains any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein contained not misleading.

11.    SECURITIES MATTERS.
       ------------------

         (a) Bioneutral understands that the Shares, the Warrant Shares and the Bioneutral Warrant have not been registered under the Securities Act, or under the securities laws of any U.S. state jurisdiction or other jurisdiction, by reason of a specified exception from the registration provisions thereunder.

         (b) Bioneutral acknowledges that the Shares, the Warrant Shares and the Bioneutral Warrant must be held indefinitely unless and until they are subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available.

         (c) Bioneutral understands that all certificates for the Shares and the Warrant Shares issued to them shall bear a legend in the substantially the following form:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MUST BE HELD INDEFINITELY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE. ANY ROUTINE SALES OF THE SECURITIES WHICH MAY BE MADE IN RELIANCE UPON RULE 144 UNDER SAID ACT, IF AVAILABLE, CAN BE MADE ONLY IN ACCORDANCE WITH ALL OF THE TERMS AND CONDITIONS OF THAT RULE. THE COMPANY MAKES NO REPRESENTATION THAT IT WILL MEET THE REPORTING REQUIREMENTS OR ANY OTHER REQUIREMENTS OF RULE 144."

         (d) SearchHelp has not offered or sold and will not offer or sell any other securities in connection with this transaction other than the Shares, the Warrant Shares, the shares of Common Stock to be issued to ETS under the Participation Agreement (the "ETS Shares") and the shares of Common Stock to be issued pursuant to the exercise of the warrant to be issued to ETS under the Participation Agreement (the "ETS Warrant Shares"). The sale of the Shares hereunder is, and the issuance of the Warrant Shares upon exercise of the Bioneutral Warrants will be, exempt from the registration requirements of the Securities Act. Neither SearchHelp, nor any of its Affiliates, or, to its knowledge, any person or entity acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares, ETS Shares, the Warrant Shares or the ETS Warrant Shares. Neither SearchHelp, nor any of its Affiliates, nor to its knowledge, any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security other than pursuant to this Agreement and the Participation Agreement, under

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circumstances  that would require  registration  under the Securities Act of the
Shares, ETS Shares, the Warrant Shares or the ETS Warrant Shares.

12.    MISCELLANEOUS

       (a)      NOTICES. All notices, requests or other communications hereunder
                -------
shall be in writing and shall be deemed to have been duly given if delivered or mailed first class certified mail postage prepaid or sent by recognized overnight courier addressed as follows: if to SearchHelp, at 1055 Stewart Avenue, Suite 12, Bethpage, New York 11714, Attention: William J. Bozsnyak. CEO (with a copy to Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022, Attention: Ralph A. Siciliano, Esq.); if to Bioneutral c/o Reed Smith LLP, 599 Lexington Avenue, New York, NY 10022, Attention: Herbert
F. Kozlov, Esq.; or to such other address as may have been furnished in writing to the party giving the notice by the party to whom notice is to be given. Any such notice which is sent by certified mail shall be deemed given three (3) days after mailing and any such notice sent by overnight courier shall be deemed given one (1) day after delivery to such courier.

       (b)      ENTIRE  AGREEMENT.  This Agreement embody the entire  agreements
                -----------------
among the parties and there have been and are no agreements, representations or warranties, oral or written among the parties other than those set forth or provided for in this Agreement. This Agreement may not be modified or changed, in whole or in part, except by a supplemental agreement signed by each of the parties.

       (c)      RIGHTS UNDER THIS AGREEMENT; ASSIGNABILITY. This Agreement shall
                ------------------------------------------
bind and inure to the benefit of the parties hereto and their respective successors and assigns.

       Either party shall have the right to assign this Agreement, with the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed, but each party shall remain liable under this Agreement notwithstanding any such assignment.

       Nothing contained in this Agreement is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

       (d)      GOVERNING LAW. This Agreement shall be governed by and construed
                -------------
in accordance with the internal laws of the State of New York.

       (e)      HEADINGS;  REFERENCES TO SECTIONS,  EXHIBITS AND SCHEDULES.  The
                ----------------------------------------------------------
headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references herein to Sections, Exhibits and Schedules, unless otherwise indicated, are references to sections of and exhibits and schedules to this Agreement.

       (f)      COUNTERPARTS.  This  Agreement  may be executed in any number of
                ------------
counterparts, each of which shall be an original, but which together constitute one and the same instrument.

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       (g)      LEGAL FEES.  In the event either party brings a lawsuit  against
                ----------
the other party in connection with this Agreement, the prevailing party in the lawsuit shall be entitled to recover legal fees and costs from the other party.

                                   Sincerely,

                                   Bioneutral Laboratories Corporation USA

                                   By:
                                       -----------------------------------
                                   Name:
                                         ---------------------------------
                                   Title:
                                          --------------------------------

Acknowledged and agreed:
SEARCHHELP, INC.



By:
   -----------------------------------------------------------
Name:  William Bozsnyak
Title: Chief Executive Officer,
       Chief Financial Officer,
       Vice President and Treasurer


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